Exhibit 10.4

FORM OF
AMENDMENT NO. 1
COMPENSATORY STOCK OPTION AGREEMENTS
2004 STOCK OPTION PLAN

This Amendment No. 1 (the “Amendment”) to the Compensatory Stock Option Agreement described below is made as of January 28, 2008 between                 (the “Optionee”) and KNBT Bancorp, Inc. (the “Company”).

WHEREAS, pursuant to the terms of the 2004 Stock Option Plan (the “Plan”) a compensatory stock option (the “Options”) covering             shares of common stock of the Company was granted to the Optionee on              , 200   ;

WHEREAS, the Compensatory Stock Option Agreement (the “Agreement’) reflecting the terms under which the Option was granted provided in Section 2 thereof that accelerated vesting of the Option would not occur in the event of a Change in Control (as such term is defined in the Plan) of the Company notwithstanding the provisions of Section 8.03(b) of the Plan;

WHEREAS, the Company has entered into the Agreement and Plan of Merger by and between National Penn Bancshares, Inc. (“National Penn”) and the Company dated as of September 6, 2007 (the “Merger Agreement”), whereby the Company will be merged with and into National Penn (the “Merger”);

WHEREAS, the Merger will constitute a Change in Control of the Company for purposes of the Plan; and

WHEREAS, the Company and National Penn have agreed that the Option should be amended to provide the vesting thereof will accelerate upon completion of the Merger consistent with the terms of the Plan.

NOW THEREFORE, IT IS AGREED, that notwithstanding anything to the contrary contained in the Agreement, the Option shall become immediately vested and exercisable in full in the event of a Change in Control (as such term is defined in the Plan) of the Company in accordance with the terms of the Plan, it being understood that the Effective Time (as such term is defined in the Merger Agreement) of the Merger will constitute a Change in Control.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

             KNBT BANCORP, INC.

              By:   ________________________________
             Scott V. Fainor
             President and Chief Executive Officer

              By:   _______________________________
             Optionee